Exhibit 10.8

Execution version

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIAL TREATMENT REQUESTED – REDACTED COPY Confidential

Treatment has been requested for portions of this Exhibit. Confidential portions of this

Exhibit are designated by [*****]. A complete version of this Exhibit has been filed separately with the Securities and Exchange Commission.

General Terms Agreement

No. CFM-1-4207092154

Between

CFM International Inc.

And

Azul Linhas Aéreas Brasileiras S.A.

PROPRIETARY INFORMATION NOTICE     The information contained in this document is CFM Proprietary Information and is disclosed in confidence. It is the property of CFM and shall not be used, disclosed to others, or reproduced without the express written consent of CFM. If consent is given for reproduction in whole or in part, this notice and the notice set forth on each page of this document shall appear on any such reproduction. Export control laws may also control the information contained in this document. Unauthorized export or re-export is prohibited.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

Execution version

GENERAL TERMS AGREEMENT NO. CFM-1-4207092154

Table of Contents

SECTION I – DEFINITIONS	2

SECTION II – TERMS AND CONDITIONS	5

ARTICLE 1 – PRODUCTS	5
ARTICLE 2 - PRODUCT PRICES	5
ARTICLE 3 - PRODUCT ORDER PLACEMENT	6
ARTICLE 4 - DELIVERY, TITLE, TRANSPORTATION, RISK OF LOSS, & PACKAGING OF PRODUCTS	7
ARTICLE 5 - PAYMENT FOR PRODUCTS	8
ARTICLE 6 - TAXES AND DUTIES	8
ARTICLE 7 - WARRANTY AND PRODUCT SUPPORT PLAN	8
ARTICLE 8 - EXCUSABLE DELAY	9
ARTICLE 9 – PATENTS	9
ARTICLE 10 – DATA	10
ARTICLE 11 - TERMINATION FOR INSOLVENCY	12
ARTICLE 12 - LIMITATION OF LIABILITY	12
ARTICLE 13 - GOVERNMENT AUTHORIZATION, EXPORT SHIPMENT	13
ARTICLE 14 – PERSONAL DATA PROTECTION	14
ARTICLE 15 – NOTICES	14
ARTICLE 16 – MISCELLANEOUS	15

EXHIBIT A	18

EXHIBIT A: ENGINE WARRANTY PLAN	18

SECTION I – WARRANTIES	18
A. New Engine Warranty	18
B. New Parts Warranty	18
C. Ultimate Life Warranty	18
D. Campaign Change Warranty	19
E. Warranty Pass-On	19
F. Supplier Warranty Back-Up	20
G. Supplier Interface Warranty	20
SECTION II - GENERAL CONDITIONS	20

EXHIBIT B: ENGINE PRODUCT SUPPORT PLAN	1

SECTION I - SPARE PARTS PROVISIONING	1
A. Provisioning Data	1
B. Return Of Parts	1
C. Parts Buy-Back	1
D. Parts of Modified Design	1
E. Spare Parts Availability	2
SECTION II - TECHNICAL PUBLICATIONS AND DATA	2
SECTION III - TECHNICAL TRAINING	2

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GENERAL TERMS AGREEMENT NO. CFM-1-4207092154

A. Introduction	2
B. Scope	3
C. Training Location	3
D. Customer Responsibility	3
SECTION IV - CUSTOMER SUPPORT AND SERVICE	3
A. Customer Support Manager	3
B. Field Support	4
C. Fees for Customer Support Manager & Field Services Representative	4
SECTION V - ENGINEERING SUPPORT	4
SECTION VI - PERFORMANCE TREND MONITORING	4
SECTION VII - GENERAL CONDITIONS - PRODUCT SUPPORT PLAN	4

EXHIBIT C: PAYMENT TERMS	6

EXHIBIT D: CONDITIONS OF ACCESS AND USE OF THE CFM CUSTOMER WEB CENTER	1

EXHIBIT E: STANDARD DIAGNOSTICS SERVICES	1

1. DIAGNOSTICS SERVICE ELEMENTS	1
2. CUSTOMER’S RESPONSIBILITY UNDER THE DIAGNOSTICS PROGRAM	1
3. WARRANTY	2
4. ASSIGNMENT	3

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GENERAL TERMS AGREEMENT NO. CFM-1-4207092154

THIS GENERAL TERMS AGREEMENT NO. 1-4207092154 (hereinafter referred to as this “Agreement”), dated as of the 13th of January, 2016, by and between CFM International, Inc. (hereinafter referred to as “CFM”), a corporation organized under the law of the State of the Delaware, and jointly owned by the General Electric Company, a New York corporation (hereinafter referred to as “GE”) and SNECMA, a French company (hereinafter referred to as “SNECMA”) and Azul Linhas Aéreas Brasileiras S.A. a corporation organized under the law of São Paulo, Brazil (hereinafter referred to as “Customer”). CFM and Customer are also referred to in this Agreement as the “Parties” or individually as a “Party”.

WITNESSETH

WHEREAS, Customer has acquired, or is in the process of acquiring and operate a certain number of aircraft equipped with installed Engines (“Aircraft”), and

WHEREAS, the Parties desire to enter into this Agreement to establish the terms and conditions governing the sale by CFM and the purchase by Customer of Spare Engines (as defined below), related equipment and spare Parts therefor and the product services to be supplied by CFM in support of such installed and Spare Engines for use by Customer with respect to its commercial passenger service purposes (“Activities”), and

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the respective Parties hereto agree as follows to the respective Sections of this Agreement. Capitalized terms used herein that are otherwise undefined shall have the meanings ascribed to them in Section I (“Definitions”), unless the context requires otherwise.

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GENERAL TERMS AGREEMENT NO. CFM-1-4207092154

SECTION I - DEFINITIONS

These definitions shall apply for all purposes of this Agreement unless the context otherwise requires.

“Agreement” means this General Terms Agreement, together with all exhibits, and specific transaction agreements (“Letter Agreements”) and attachments, between CFM and Customer.

“Airworthiness Authorities” or “AAA” means the Federal Aviation Administration of the United States Department of Transportation (“FAA”), the European Aviation Safety Agency (“EASA”), (superseding the JAA and/or the responsible National Airworthiness Authorities of the European Union (NAAs), as applicable),and National Civil Aviation Agency of Brazil (“ANAC”) or, as identified by Customer and agreed in writing by GE, such other equivalent foreign aviation authority having jurisdiction over the performance of Service provided hereunder, which are also individually and separately referred to in this Agreement as the “Airworthiness Authority” or “AAA”.

“Airworthiness Directive” means a requirement for the Inspection, repair or modification of the Engine or any portion thereof as issued by Airworthiness Authorities.

“ATA” means the Air Transport Association of America.

“CFM Controls and Accessories” means controls and accessories on installed or Spare Engines and sold by CFM on a direct purchase.

“Critical Part” is an engine rotor or major static structural part with an Airworthiness Limitation approved by the Airworthiness Authority.

“Critical Influencing Part” is a part that experience has shown can directly or indirectly influence the boundary conditions of the lifing system used to determine the LLP airworthiness limitations.

“Customer Response Center or CRC” means “AOC” Aviation Operations Center, or “CSC” Customer Support Center which provides 24 hours, 7 day a week support for customer’s technical and business inquiries.

“CWC” means CFM Customer Web Center

“Data” means all information and data of any type, form or nature (including, but not limited to, designs, drawings, blueprints, tracings, plans, models, layouts, software, specifications, technical publications, electronic transmittals, customer website data and memoranda) which may be furnished or made available to Customer, directly or indirectly, as the result of this Agreement.

“Departure Records” means the disposition decisions and all departures from CFM shop manuals regarding CFM Parts and component repairs and the CFM approvals thereof.

“Engine” means the FAA/EASA certified CFM LEAP-1A Engine(s) installed on the Aircraft owned by Customer, as may be further described, from time to time, in the applicable Letter Agreement(s) to this Agreement.

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“Expendable Parts” means those Parts which must routinely be replaced during Inspection, repair, or maintenance, whether or not such Parts have been damaged, and other Parts which are customarily replaced at each such Inspection and maintenance period such as filter inserts and other short-lived items which are not dependent on wear out but replaced at predetermined intervals.

“Failed Parts” means those Parts and Expendable Parts suffering a Failure, and including Parts suffering Resultant Damage.

“Failure” means the breakage of a Part, failure to function of a Part, or damage to a Part, rendering it not Serviceable and such breakage, failure or damage has been determined to be due to causes within CFM’s control including, but not limited to, a defect in design. Failure shall also include any defect in material or workmanship.

“Flight Cycle” means the complete running of an Engine from start through any condition of flight and ending at Engine shutdown. A “touch and go landing” used during pilot training shall be considered as a “Flight Cycle.”

“Flight Hours” means the cumulative number of airborne hours in operation of each Engine computed from the time an aircraft leaves the ground until it touches the ground at the end of a flight.

“Foreign Object Damage” means any damage to the Engine caused by objects that are not part of the Engine and Engine optional equipment.

“Inspection” means the observation of an Engine or Parts thereof, through disassembly or other means, for the purpose of determining serviceability.

“Labor Allowance” means a CFM credit calculated by [*****]. If a Labor Allowance is granted for a repair, it shall not exceed the credit that would have been quoted if the Part had not been repairable. The established labor rate means either (a) [*****], or (b) [*****].

“Life-Limited Part” or “LLP” is an engine rotor or major static structural part with an Airworthiness Limitation approved by the Airworthiness Authority.

“Module” means a major sub-assembly of any of the Engines described in the applicable letter agreements.

“Part” means only those FAA/EASA certified Engine and Engine Module Parts which have been sold originally to Customer by CFM for commercial use. The term excludes parts that were furnished on new Engines and Modules but are procured directly from vendors. Such parts are covered by the vendor warranty and the CFM “Vendor Warranty Back Up.” Also excluded are Expendable Parts and customary short-lived items such as igniters and filter inserts.

“Parts Credit Allowance” means the credit granted by CFM to Customer, in connection with either a CFM-declared campaign change or the Failure of a Part under warranty, based on [*****]. This credit may take the form of [*****].

“Part Cycles” means the total number of Flight Cycles accumulated by a Part.

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“Parts Repair” means the CFM recommended rework or restoration of Failed Parts to a Serviceable condition.

“Part Time” means the total number of Flight Hours accumulated by a Part.

“Product(s)” means Spare Engines, Modules, Parts, related optional equipment, shipping stand in support of a Spare Engine, Engine thrust upgrade, technical data and other products offered for sale by CFM from time to time.

“Resultant Damage” means the damage suffered by a Part in warranty because of a Failure of another Part or Expendable Part within the same engine, provided the Part or Expendable Part causing the damage was in warranty.

“Scrapped Parts” means those Parts determined by CFM to be un-Serviceable and not repairable by virtue of reliability, performance or repair costs. Such Parts shall be considered as scrapped if they bear a scrap tag duly countersigned by a CFM representative. Such Parts shall be destroyed and disposed of by Customer unless requested by CFM for engineering analysis, in which event any handling and shipping shall be at CFM’s expense.

“Serviceable” when used to describe an Engine or Part, means in an airworthy condition within the limits defined in the applicable Engine manuals, specification and/or publications by the type certificate holder.

“Spare Engine” means an Engine acquired in support of Customer’s fleet of Aircraft for use as a spare Engine when another Engine in such fleet is unavailable due to damage or is otherwise being repaired or serviced.

“Supplier” means any supplier of the LEAP Supplier Controls and Accessories specified in Attachment III to Exhibit A, Table 3 which may be amended or supplemented from time to time via notification to Customer.

“Supplier Controls and Accessories” means controls and accessories listed in Attachment III to Exhibit A,

Table 3 on installed or Spare Engines and sold only by Suppliers on a direct purchase basis.

“Ultimate Life” of a rotating Part means the approved limitation on use of a rotating Part, in cumulative Flight Hours or Flight Cycles, which the Airworthiness Authority establishes as the maximum period of allowed operational time for such rotating Parts in Customer service, with periodic repair and restoration.

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SECTION II – TERMS AND CONDITIONS

ARTICLE 1 - PRODUCTS

A.	Customer may purchase under the terms and subject to the conditions hereinafter set forth, Product(s) in quantities and in configurations reasonably required to support Customer’s Activities and the Aircraft applications operated by Customer in connection therewith.

B.	In order to assure that an adequate supply of CFM Spare Engines are available to support the worldwide operating fleet of CFM powered aircraft, CFM reserves the option, for a limited period of time following the sale of Spare Engines to Customer, to repurchase Spare Engines which Customer proposes to utilize for other than its own operating purposes.

Accordingly, if prior to the accumulation of [*****] on any Spare Engine sold hereunder, Customer elects to a) offer such Spare Engine for resale or b) undertake action to cause components or parts of such Spare Engine to be made available for sale, Customer shall give CFM prompt advanced written notice of such determination (“Customer’s Notice”).

Promptly upon receipt of such notice, CFM shall have the option to repurchase the Spare Engine from Customer (the “CFM Repurchase Option”) at the lower of (i) [*****]; or (ii) [*****].

If requested by CFM, an independent expert, jointly designated by CFM and Customer, shall verify such offer while maintaining in confidence the identity of such third party.

CFM shall give Customer notice of its decision to decline or to exercise such CFM Repurchase Option within [*****] of its receipt of Customer’s Notice. Fulfillment by CFM of the CFM Repurchase Option shall be conditional upon technical Inspection, review and acceptance of the Spare Engine and its records by CFM and the execution of a mutually acceptable purchase agreement.

For the avoidance of doubt, such CFM Repurchase Option shall not apply to any sale of a Spare Engine intended to [*****].

ARTICLE 2 - PRODUCT PRICES

A.	In General,. The selling price of Products will be the respective prices which are quoted in the CFM Spare Parts Price Catalog, as revised from time to time (the “Spare Parts Catalog” or “Catalog”) or in CFM’s written quotation or proposal from time to time and confirmed in a Letter Agreement for the purchase of Spare Engines or in a purchase order placed by Customer and accepted by CFM. CFM shall quote such prices in U.S. Dollars and Customer shall pay for Products in U.S. Dollars. All Product prices include [*****], but exclude, in the case of Spare Engines, [*****] unless as otherwise stated in Letter Agreements to this Agreement. Transportation costs and costs resulting from special Inspection, packaging, testing or other special requirements, requested by Customer, will be paid for by Customer. CFM will advise Customer in writing [*****] in advance of any changes in prices affecting a significant portion of the prices in the Catalog. During such [*****] period, CFM shall not be obligated to accept Customer purchase orders for quantities of spare Parts in excess of up to [*****] of Customer’s normal usage beyond the effective date of the announced price change.

When Customer requests Delivery of Product that is less than the lead time quoted in Spare Parts Catalog, expedite fees may apply, except for emergency cases, which include AOG, if such emergency cannot reasonably be forecasted by Customer.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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B.	Spare Engines. Spare Engine prices will be quoted as base prices, subject to escalation using the appropriate CFM Engine escalation provisions then in effect. The appropriate CFM escalation provisions will be set forth in each applicable Letter Agreement to this Agreement. No change to such escalation provisions, such as changes described in the “VALUES TO BE UTILIZED IN THE EVENT OF UNAVAILABILITY” paragraph of the escalation attachment to the applicable Letter Agreement, will apply to Customer until CFM provides Customer at least [*****] prior written notice.

ARTICLE 3 - PRODUCT ORDER PLACEMENT

A.	The terms and conditions set forth herein are in lieu of all printed terms and conditions appearing on Customer’s purchase orders.

B.	For each purchase order placed by Customer via Spec2200, CFM shall respond by confirming, modifying or rejecting it [*****], on condition that order is placed correctly within current electronic ordering systems. For all other order placement methods CFM shall respond within [*****].

C.	For all Products, except Spare Engines, Customer may place purchase orders, in preference, through the CWC, or EDI network (Spec2200), or any other electronic mean, or as prescribed in said Catalog or CFM’s quotation, facsimile transmission, or telephone with written confirmation.

D.	For Spare Engines only, Customer will place a purchase order in a mutually agreed upon format and shall include the information listed below in sub-section E in this Article 3. An original version shall be sent to CFM International Inc., Att: Sales Administration, Evendale MD G7, Cincinnati, Ohio 45215 USA; and a copy to the Customer’s assigned CSM email address. Purchase orders shall include the following information:

1)	Customer IATA Code;

2)	GTA Number;

3)	Customer headquarter address;

4)	Invoicing address;

5)	V.A.T. Number;

6)	Description of Product;

7)	Price;

8)	Quantity;

9)	Delivery date request;

10)	Shipping instructions;

11)	Freight forwarder address including contact name, phone, fax email and address;

12)	Address for logbook;

13)	Bill of Sale address including name, phone, fax, email and address;

14)	Spare Engine delivery address.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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E.	CFM shall provide to Customer recommended initial spare parts provisioning requirements as provided in Exhibit B, a minimum of [*****] prior to Customer’s first aircraft entry into service. CFM will deliver initial spares in accordance with catalog lead times, and will make best commercial efforts to comply with Customer´s defined initial spare parts provisioning delivery schedule

ARTICLE 4 - DELIVERY, TITLE, TRANSPORTATION, RISK OF LOSS, & PACKAGING OF PRODUCTS

A.	CFM shall deliver Products under each purchase order placed by Customer and accepted by CFM, on a mutually agreed upon schedule consistent with CFM’ s lead times and set forth in each purchase order. Delivery dates are subject to (1) timely receipt by CFM of all information necessary to permit CFM to proceed with work immediately and without interruption, and (2) Customer’s compliance with the payment terms set forth herein.

B.	Shipment of Products shall be from [*****] or [*****] or [*****], or [*****].

C.	Delivery of all Products shall be [*****]. Title to Products as well as risk of loss thereof or damage thereto shall pass to Customer upon delivery.

Customer shall be responsible for arranging transportation in compliance with all relevant standards specific to Products, all risk and expense in obtaining any required licenses and carrying out all customs formalities for the exportation and importation of goods in accordance with the Article titled “Government Authorization” of this Agreement.

Upon Customer’s written request, CFM may assist Customer by designating an appropriate freight forwarder, or by assisting export shipment of Products, at Customer’s sole responsibility and expense, and CFM shall bear no liability for the same.

D.	Unless otherwise instructed by Customer, CFM shall deliver each Product, except for spare Parts, in accordance with CFM’s normal standards for domestic shipment or export shipment, as applicable. [*****]. In the event any such CFM-owned items are not returned by Customer to [*****] in re-usable condition within [*****] after shipment, Customer will pay CFM the price of such items upon receipt of CFM’s invoice.

E.	If any Product is delayed by Customer, CFM may make Delivery by [*****]. In such event, all reasonable and substantiated expenses incurred by CFM for activities such as, but not limited to, [*****] shall be paid by [*****].

F.	Shipping documents, invoices and packaging (including markings) will be in accordance with ATA specifications, if applicable.

G.	All Products will be delivered with an authorized release certificate attesting CFM’s quality control representative final acceptance of the Product and the Products comply with the applicable specifications, quality and airworthiness requirements.

H.	All Products shall at the time of delivery, (i) conform to a Type Certificate issued by FAA and EASA, (ii) conform to the applicable regulations issued by the FAA prior to delivery of Product to Customer.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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ARTICLE 5 - PAYMENT FOR PRODUCTS

Customer shall pay CFM with respect to Products purchased hereunder as set forth in the attached Exhibit C.

ARTICLE 6 - TAXES AND DUTIES

Unless otherwise specified in this Agreement, [*****] shall be responsible for and pay directly all corporate and individual taxes measured by net income or profit imposed by any governmental authority on [*****] its employees or subcontractors in any way connected with this Agreement (“[*****] taxes”). [*****] shall be responsible for and pay directly when due and payable all taxes, duties, fees, or other charges of any nature (including, but not limited to, ad valorem, consumption, excise, franchise, gross receipts, import, license, property, sales, stamp, storage, transfer, turnover, use, or value-added taxes, and any and all items of withholding, deficiency, penalty, addition to tax, interest, or assessment related thereto), other than [*****] taxes, imposed by any governmental authority on [*****] or its employees or subcontractors in any way connected with this Agreement (“[*****] taxes”).

All payments due and payable to [*****] by [*****] under this Agreement shall be made without deduction or withholding for [*****] taxes, except that if [*****] shall be required by law to deduct or withhold any [*****] taxes from or in respect of any amount payable by it to [*****] hereunder, the amount payable by [*****] shall be increased by such amount as may be necessary so that after making all required deductions or withholdings (including deductions or withholdings with respect to any additional amounts payable pursuant to this sentence), [*****] receives the same amount that it would have received if no such deduction or withholding had been made. [*****] shall cooperate and use reasonable efforts to lawfully mitigate and/or eliminate the imposition of any taxes on [*****]. [*****] shall provide to [*****] on a timely basis, accurate official receipts for deducted or withheld taxes.

If a claim is made against CFM for any Customer taxes, CFM shall not pay except under protest, and shall promptly notify Customer of such claim. If such a payment is made, at Customer’s request, CFM shall use all reasonable efforts to obtain a refund thereof and shall keep Customer reasonably apprised of the status of such efforts. If all or any part of any such Customer taxes be refunded, CFM shall repay to Customer such part thereof as Customer shall have paid. Customer shall pay to CFM, upon demand, all expenses (including penalties and interest) incurred by CFM in protesting payment and in endeavoring to obtain such refund. If CFM is nevertheless required to pay Customer taxes, Customer shall, promptly upon presentation of CFM’s invoice for the Customer taxes, pay to CFM, or furnish to CFM evidence of exemption therefrom, any Customer taxes legally assessed or levied by any governmental authority against CFM in connection with this Agreement.

All rights to drawback of customs duties paid by [*****] to the customs authorities of the country of manufacture of any products shall belong to [*****]. [*****] agrees to cooperate with [*****] to obtain a drawback.

ARTICLE 7 - WARRANTY AND PRODUCT SUPPORT PLAN

Applicable warranties are set forth in Exhibit A or in the applicable Letter Agreements to this Agreement relating to all new Engines or Parts, including Expendable Parts, either purchased by Customer directly from CFM or installed on Customer’s Aircraft as original equipment. Product support activities are set forth in Exhibit B or in the applicable Letter Agreements to this Agreement.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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To the extent Customer has leased an Aircraft or acquired a used Aircraft, Customer shall acquire the Engine Warranties rights to Engines installed on such Aircraft leased/acquired by Customer only through [*****]. Engine Warranties rights so acquired by Customer shall be limited to [*****]. Upon Customer’s acceptance of [*****], Customer further hereby agrees that, with respect to such [*****] warranties and the Products warranted thereby, it shall, in any event, be bound by and comply with all of the terms and conditions, including the limitations, set forth in this Agreement.

ARTICLE 8 - EXCUSABLE DELAY

CFM shall not be liable or in breach of its obligations under this Agreement to the extent performance of such obligations is delayed or prevented, directly or indirectly, by causes beyond its reasonable control, and provided CFM uses commercially reasonable efforts to mitigate the delay or prevention , including acts of God, fire, terrorism, war (declared or undeclared), severe weather conditions, earthquakes, epidemics, material shortages, insurrection, acts or omissions of Customer or Customer’s suppliers or agents impacting CFM’s ability to perform, any act or omission by any governmental authority, strikes, labor disputes, acts or threats of vandalism or terrorism (including disruption of technology resources), delay in transportation, or vendor’s failure to perform for reasons that are attributable only to events outlined above (each an “Excusable Delay”). After CFM has exercised due diligence and commercial and industrial reasonable efforts to mitigate the Excusable Delay, the delivery or performance date shall be extended for a period equal to the time lost by reason of delay, including time to overcome the effect of the delay. CFM shall use reasonable efforts to continue performance whenever such causes are removed. If CFM is delayed by any acts or omissions of Customer or Customer’s other contractors or suppliers, CFM shall be entitled to an equitable adjustment in price and time for performance. In the event an Excusable Delay continues for a period of [*****] or more beyond the scheduled delivery or performance date, Customer or CFM may, upon [*****] written notice to the other, cancel the part of this Agreement so delayed, CFM shall return to Customer all payments relative to the canceled part of this Agreement, and Customer shall pay CFM its reasonable cancellation charges in the event Customer elects to cancel the affected part of this Agreement or if the delay is due to Customer faults or negligence.

ARTICLE 9 – PATENTS

A.	CFM shall handle all claims and defend any suit or proceeding brought against Customer insofar as based on a claim that any Engine and/or Product furnished under this Agreement, without any alteration or further combination, constitutes an infringement of any patent of the United States or France, or of any patent of any other country that is signatory to Article 27 of the Convention on International Civil Aviation signed by the United States and France at Chicago on December 7, 1944, in which Customer is authorized to operate or in which another Customer pursuant to lawful interchange, lease or similar arrangement, operates aircraft of Customer.

B.	CFM’s liability hereunder is expressly conditioned upon Customer promptly notifying CFM in writing and giving CFM authority, information and assistance (at [*****] expense) for the handling, defense or settlement of any claim, suit or proceeding. In case such Engine and/or Product is held in such suit or proceeding to constitute infringement and the use of said Engine and/or Product is enjoined, CFM shall, at [*****] expense and at [*****] option, either (1) procure for Customer the right to continue using such Engine and/or Product; (2) replace same with satisfactory and non-infringing Engine and/or Product; or

(3) modify same so it becomes satisfactory and non-infringing Engine and/or Product. CFM shall not be

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responsible to Customer or to any third party, for incidental or consequential damage, including, but not limited to, costs, expenses, liabilities or loss of profits resulting from loss of use.

C.	The remedies described in Paragraphs (A) and (B) above do not apply to any Engine and/or Product (1) not purchased by Customer from CFM (except for Engine and/or Product installed as Original Equipment on aircraft owned, leased or operated by Customer); (2) that was changed, modified, or otherwise altered, or not used for its intended purpose; or (3) that was manufactured by CFM to Customer’s unique specifications or directions. In such cases, and provided (i) Engine and/or Product would be non-infringing but for Customer’s changes, modifications or alterations, and (ii) the alleged patent infringement is entirely attributable to Customer’ s changes, modifications or alterations of Engine or Product, CFM assumes no liability whatsoever for patent or copyright infringement and Customer shall indemnify, defend and hold CFM harmless from and against any claim or liability, including costs and expense in defending any such claim or liability in respect thereto. If a suit is brought against CFM, Customer’s liability hereunder is expressly conditioned upon CFM promptly notifying Customer in writing and giving Customer authority, information and assistance (at Customer’s expense) for the handling, defense or settlement of any claim, suit or proceeding. Customer shall not be responsible to CFM or to any third party, for incidental or consequential damage, including, but not limited to, costs, expenses, liabilities or loss of profits resulting from loss of use.

THE FOREGOING SHALL CONSTITUTE THE SOLE AND EXCLUSIVE REMEDY OF CUSTOMER AND THE SOLE LIABILITY OF CFM FOR PATENT OR COPYRIGHT INFRINGEMENT BY ANY MATERIAL OR PROCESS AND IS SUBJECT TO THE LIMITATION OF LIABILITY SET FORTH IN ARTICLE 12 “LIMITATION OF LIABILITY” THE PATENT WARRANTY OBLIGATIONS RECITED ABOVE ARE IN LIEU OF ALL OTHER PATENT WARRANTIES WHATSOEVER, WHETHER ORAL, WRITTEN, EXPRESSED, IMPLIED OR STATUTORY (INCLUDING ANY WARRANTY OF MERCHANTABILITY AND FITNESS FOR PARTICULAR PURPOSE OR ANY IMPLIED WARRANTY ARISING FROM COURSE OF DEALING, COURSE OF PERFORMANCE, OR USAGE OF TRADE).

ARTICLE 10 - DATA

A.	All CFM provided and/or generated Data is proprietary to and shall remain the property of CFM, GE or SNECMA, as the case may be. All Data is provided to or disclosed to Customer in confidence, and subject to applicable airworthiness regulations, and shall neither (1) be used by Customer or be furnished by Customer to any other person, firm or corporation for the design or manufacture or repair of any products, articles, compositions of matter, or processes, or be used to train third parties nor (2) be permitted out of Customer’s possession, or divulged to any other person, firm or corporation, nor (3) be used in the creation, manufacture, development, or derivation of any repairs, modifications, spare parts, designs or configuration changes, or to obtain Airworthiness Authority or any other government or regulatory approval of any of the foregoing, nor (4) give Customer a license under any patents or rights owned or controlled by CFM, GE or SNECMA, as the case may be. Data shall not be used for the maintenance, repair, or assessment of continued airworthiness of any products not supplied or covered under this Agreement. If CFM’s written consent is given for reproduction in whole or in part, any existing notice or legend shall appear in any such reproduction. Nothing in this Agreement shall preclude Customer from using such Data for the modification, overhaul, or maintenance work performed by Customer on CFM Products purchased by Customer.

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B.	Customer shall establish, maintain and follow a CFM approved Data control plan (“Data Control Plan”) for ensuring that CFM proprietary technical Data is used solely for purposes authorized by this Agreement. CFM designated third parties and CFM technical support persons shall have the right to inspect and audit during company business hours which will not unreasonably disrupt Customer’s business. Customer’s Data Control Plan as well as the right to audit Customer’s facilities for compliance with the Data Control Plan. CFM shall have the right to reject or require correction of any work or procedures or facilities, which do not comply with the Data Control Plan. All living, salary and travel expenses of CFM’s personnel for visits under this Article shall be borne by [*****].

C.	CFM warrants that it either owns or will secure the right for Customer to use, as set forth in this Paragraph, software delivered as part of an Engine by CFM to Customer under this Agreement. CFM agrees to provide to Customer, as part of the delivered Engines, a copy of all software, in machine readable (object code) format, necessary solely for the operation of Engines provided under this Agreement. CFM will provide to Customer and Customer agrees to accept and execute all necessary license agreements, if any, that are required to memorialize such rights to use such software. Customer agrees that it shall have no rights to sublicense, decompile or modify any software provided by CFM without the prior express written consent of the owner of such software. Customer shall be solely responsible for negotiating any licenses necessary to secure for Customer any additional rights in any software.

D.	To the extent Airline is not restricted by contract or regulation, Airline shall provide CFM with access to [*****] or “CEOD”) on a [*****] basis. CFM agrees to protect CEOD from unauthorized use or unauthorized or accidental disclosure by the exercise of the same degree of care as it employs to protect its own information of a like nature. Subject to the foregoing, any CEOD may be used by CFM, its parent companies and affiliates for internal purposes including: [*****].

[*****]. For the avoidance of doubt, this is any calculations or manipulations performed on the data extracted from Customer systems ([*****], or other similar device).

E.	The existence and the content of the Agreement are confidential shall not be disclosed by Customer or CFM to any third person, firm or corporation, without the prior written consent of the other Parties, which consent shall not be unreasonably withheld; except (i) that Customer’s consent shall not be required for disclosure by CFM of this Agreement and related data given by Customer to CFM, to an Engine program participant, joint venture participant, engineering service provider or consultant to CFM so as to enable CFM to perform its obligations under this Agreement or to build the Engine or to provide informational data; (ii) to the extent required by Government agencies, by law, or to enforce this Agreement; and (iii) to the extent necessary for disclosure to the Parties’ respective insurers, accountants or other professional advisors who must likewise agree to be bound by confidentiality obligations at least as strict as ones contained in the present Article. In the event (i) or (iii) occur, suitable restrictive legends limiting further disclosure shall be applied. In the event the Agreement, or other CFM Data is required to be disclosed or filed by government agencies by law, or by court order, Customer shall notify CFM at least [*****] in advance of such disclosure or filing, shall cooperate fully with CFM in seeking confidential treatment of sensitive terms of the Agreement or such Data, and shall restrict such disclosure to the strictly necessary.

F.	Except otherwise agreed between the Parties, nothing contained in this Agreement will convey to Customer the right to use CFM trademarks.

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ARTICLE 11 - TERMINATION FOR INSOLVENCY

A.	Upon the commencement of any bankruptcy or reorganization proceeding by or against either Party hereto (the “Defaulting Party”), the other Party hereto may, upon written notice to the Defaulting Party, cease to perform any and all of its obligations under this Agreement and the purchase orders hereunder (including, without limitation, continuing work in progress and making deliveries or progress payments or down payments), unless the Defaulting Party shall provide adequate assurance, in the opinion of the other Party hereto, that the Defaulting Party will continue to perform all of its obligations under this Agreement and the purchase orders hereunder in accordance with the terms hereof, and will promptly compensate the other Party hereto for any actual pecuniary loss resulting from the Defaulting Party being unable to perform in full its obligations hereunder and under the purchase orders. If the Defaulting Party or the trustee thereof shall fail to provide prompt adequate assurance, upon notice to the Defaulting Party, this Agreement and all purchase orders hereunder may be terminated.

B.	Either Party at its option may terminate this Agreement or any purchase order hereunder with respect to any or all of the Products to be furnished hereunder which are undelivered or not furnished on the effective date of such termination by giving the other Party written notice, as hereinafter provided, at any time after a receiver of the other’s assets is appointed on account of insolvency, or the other makes a general assignment for the benefit of its creditors and such appointment of a receiver shall remain in force un-dismissed, un-vacated or un-stayed for a period of [*****] thereafter. Such notice of termination shall be given [*****] prior to the effective date of termination, except that, in the case of a voluntary general assignment for the benefit of creditors, such notice [*****] the effective date of termination.

ARTICLE 12 - LIMITATION OF LIABILITY

The liability of CFM to Customer arising out of, connected with, or resulting from the manufacture, design, sale, possession, use or handling of any Product and/or Engines installed on Customer’s owned or leased aircraft as original equipment and engines obtained, acquired, leased or operated before or after the execution of the Agreement, and/or furnishing of services, whether in contract, tort (including, without limitation, negligence, but excluding willful misconduct or gross negligence) or otherwise, shall be as set forth in this Agreement or in Exhibit A or B or in the applicable Letter Agreements to the Agreement and [*****]. The foregoing shall constitute the sole remedy of Customer and the sole liability of CFM.

In no event shall CFM be liable for incidental, punitive, special, indirect or consequential damages, including but not limited to, damage to, or loss of use, revenue or profit with respect to any aircraft, engine, or part thereof.

THE LIABILITIES, WARRANTIES AND GUARANTEES SET FORTH IN THIS AGREEMENT OR IN EXHIBIT A OR B AND ANY APPLICABLE LETTER AGREEMENTS ARE EXCLUSIVE AND IN LIEU OF ALL OTHER LIABILITIES, WARRANTIES AND GUARANTEES WHETHER WRITTEN, STATUTORY, ORAL, OR IMPLIED (INCLUDING WITHOUT LIMITATION ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY IMPLIED WARRANTY ARISING FROM COURSE OF DEALING, COURSE OF PERFORMANCE, OR USAGE OF TRADE).

For the purpose of this Article, the term “CFM” shall be deemed to include CFM, GE, SNECMA, and CFM’s subsidiaries and/or affiliates, assigns, subcontractors, suppliers, and the respective directors, officers, employees, and agents of each.

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ARTICLE 13 - GOVERNMENT AUTHORIZATION, EXPORT SHIPMENT

A.	Customer shall comply with all applicable laws and regulations, including (but not limited to) export laws and regulations of the United States (U.S.) and the European Union (E.U.). Customer will not, without the appropriate governmental authority, in any form export or re-export, sell or resell, ship or reship, or divert, through direct or indirect means, any item or technical data or direct or indirect products sold or otherwise furnished to any person within any territory for which the relevant government, or any agency thereof, at the time of such action requires an export license or other governmental approval.

B.	Customer understands that certain items or technical data are subject to export controls laws and regulations (including, but not limited to, U.S. and E.U.) and agrees to not supply the Products, installed Engines and/or any parts or components or technical data thereof (a) for any end-use or end-user that is prohibited under the applicable export controls laws and regulations, nor (b) to any party that is designated by the U.S. government as a Specially Designated National or Blocked Person (“SDN”), to any party owned or controlled by an SDN, or to any other party subject to restrictions under US trade sanctions administered by the U.S. Office of Foreign Assets Control. Notwithstanding the above, Products and technologies and Data supplied under this Agreement will not be used for military purposes or for proliferation of nuclear, biological, and/or chemical weaponry.

C.	Customer shall be responsible for obtaining any required authorization such as export license, import license, exchange permit or any other required governmental authorization and shall be responsible for complying with all U.S., E.U., and other foreign government licensing, marking and reporting requirements. CFM shall not be liable if any authorization is delayed, denied, revoked, restricted or not renewed and Customer shall not be relieved of its obligation to pay CFM.

D.	Customer undertakes to implement all necessary security measures to prevent the transfer, by any means whatsoever, of information provided by the CFM and identified as being subject to applicable laws and regulations on export control to any person not authorized to access such information, by dispensation or by an export license granted by the competent government authorities.

E.	Notwithstanding any other provision, the Parties agree that any violation of the present article shall constitute a material breach of this Agreement that would entitle CFM to immediately suspend or terminate the Agreement (and the related purchase order) without any indemnity and/or liability whatsoever.

F.	Moreover, for the avoidance of doubt, if any delivery under this Agreement is intended to be exported out of the United States, the Customer agrees that the relevant export(s) shall be treated as a routed transaction pursuant to 15 CFR 748.3(b) and

15 CFR 30.3(e).

(i)	Export License Determination. Customer agrees that all provisions of the US EAR, including the end-use and end-user controls found in part 744 of the EAR, and the General Prohibitions found in part 736 of the EAR, apply to this routed export transaction. The Customer (or Customer’s designated agent) shall be the exporter and must determine licensing authority (License, License Exception, or NLR), and obtain the appropriate license or other authorization. Customer shall be responsible for obtaining any required licenses or any other required governmental authorization and shall be responsible for complying with all US and foreign government licensing requirements. Customer shall restrict disclosure of all information and Data furnished in connection with such authorization and shall ship the subject matter of the authorization to only those destinations that are authorized by the US Government.

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(ii)	Export Reporting. Pursuant to 15 CFR 30.3(e), Customer hereby authorizes CFM, upon request of CFM, (or CFM’s designated agent) to file all required Electronic Export Information (EEI) reports via the U.S. Automated Export System (i.e. “AES records”) prior to export from the US. CFM (or CFM’s designated agent) shall retain documentation to support the EEI filed and provide documentation to Customer upon request.

All rights to drawback on customs duties paid by CFM with respect to Products and installed Engines (and/or material or components thereof), belong to and shall remain in CFM. If Customer arranges for export shipment, Customer agrees to furnish without charge evidence of exportation or other evidence of tax or duty exemption acceptable to the taxing or customs authorities when requested by CFM.

ARTICLE 14 – PERSONAL DATA PROTECTION

A.	“Personal Data” is any information relating to an identified or identifiable natural person or to any legal entity if such legal entity is subject to data protection legislation in their country of incorporation (“Data Subject”).

B.	Customer and CFM each agree that any Personal Data obtained from the other Party will be deemed “Data” of the other Party as defined in this Agreement whether or not the Personal Data is publicly available, and such Personal Data shall not be used for any other purpose than the performance of the Agreement. However, subject to the preceding, Customer authorizes CFM to share such Personal Data with its affiliates and parent companies.

C.	Customer and CFM each represent that in providing Personal Data to one another they will comply with all applicable laws and regulations, including but not limited to providing notices to or obtaining consents from the Data Subjects when required.

D.	Steps shall be taken to implement and maintain physical, technical and organizational measures to ensure the security and confidentiality of Personal Data in order to prevent accidental, unauthorized or unlawful access, use, modification, disclosure, loss or destruction of Personal Data. The security measures taken shall be in compliance with applicable data protection laws and shall be adapted to the risks represented by the processing and the nature of the personal data to be collected and/or stored.

ARTICLE 15 - NOTICES

Any notices under this Agreement shall become effective upon receipt and shall be in writing and be delivered or sent by mail, courier service, personal service or fax to the respective Parties at the following addresses, which may be changed by written notice:

Azul Linhas Aéreas Brasileiras S.A.

Avenida Marcos Penteado de Ulhôa

Rodrigues, 939

Edif. Castello Branco Office Park -

Torre Jatobá - 9° andar –

CEP 06460-040 - Alphaville Industrial –

Barueri – SP

Brazil

CFM International, Inc. One Neumann Way, M.D. Cincinnati, Ohio 45215-1988 USA

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Attn:	Contracts Manager	Attn:	Customer Support Manager
	Facsimile Number:		Facsimile Number:
	Telephone Number:		Telephone Number:

Notice sent by mail, postage prepaid, shall be deemed received within seven (7) days after deposit.

ARTICLE 16 - MISCELLANEOUS

A.	Assignment of Agreement. This Agreement, any related purchase order or any rights or obligations hereunder may not be assigned without the prior written consent of the other Party, except that Customer’s consent will not be required for an assignment by CFM to one of CFM’s affiliates, whose obligations are fully and unconditionally guaranteed by CFM. In the event of any such substitution, Customer will be so advised in writing. Any assignment in contradiction of this clause will be considered null and void. Notwithstanding, CFM may assign any of its accounts receivable under this Agreement to any party without Customer’s consent.

B.	Exclusivity of Agreement. Except as otherwise expressly provided to the contrary, the rights herein granted and this Agreement are for the benefit of the Parties hereto and are not for the benefit of any third person, firm or corporation, except as expressly provided herein with respect to GE and SNECMA, and nothing herein contained shall be construed to create any rights in any third parties under, as the result of, or in connection with this Agreement.

C.	Governing Law and Waiver of Immunity. The Agreement will be interpreted and applied in accordance with the substantive laws of the State of New York, U.S.A. without giving effect to its choice of law or conflict of law provisions, rules or procedures (except to the extent that the validity, perfection or creation of any lien or security interest hereunder and the exercise of rights or remedies with respect of such lien or security for particular items of equipment are governed by the laws of jurisdiction other than New York) and excluding the UN Convention on Contracts for the International Sale of Goods. To the extent that Customer or any of its property is or becomes entitled at any time to any immunity on the grounds of sovereignty or otherwise from any legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any competent court, from service of process, from attachment prior to judgment, from attachment in aid of execution, or from execution prior to judgment, or other legal process in any jurisdiction, Customer for itself and its property does hereby regularly, irrevocably and unconditionally waives the application of such immunity and particularly, the U.S. Foreign Sovereign Immunities Act, 28 U.S.C. 1602, et. seq., and agrees not to plead or claim, any such immunity with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement or the subject matter hereof. Such agreement shall be irrevocable and not subject to withdrawal in any and all jurisdictions.

D.	Entire Agreement; Modification. This Agreement contains the entire and only agreement between the Parties, and it supersedes all pre-existing agreements between such Parties, respecting the subject matter hereof; and any representation, promise or condition in connection therewith not incorporated herein shall not be binding upon either Party. No modification or termination of this Agreement or any of the provisions herein contained shall be binding upon the Party against whom enforcement of such modification or termination is sought, unless it is made in writing and signed on behalf of CFM and Customer by duly authorized executives.

E.	Duration of Agreement. This Agreement shall remain in full force and effect until (i) Customer no longer owns at least [*****] Aircraft powered by Engines, or (ii) less than [*****] aircraft powered by such engine type are in commercial service worldwide, or (iii) the occurrence of a material breach of the obligations set

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forth in this Agreement that remains uncured after a period of [*****] following the receipt by the faulting Party of the termination notice; (iv) this Agreement is terminated in accordance with the terms and conditions of this Agreement, or (iv) mutual consent of the Parties to terminate this Agreement, whichever occurs first. Nothing herein shall affect the rights and obligations and limitations set forth in this Agreement as to Products ordered for delivery and work performed prior to termination of this Agreement.

F.	Survival Of Certain Clauses. The rights and obligations of the Parties under the following Articles and related Exhibits shall survive the expiration, termination, completion or cancellation of this Agreement:

Payment for Products

Taxes and Duties

Patents

Data

Limitation of Liability

Governmental Authorization, Export Shipment

Miscellaneous

G.	Language. This Agreement, orders, Data, notices, shipping invoices, correspondence and other writings furnished hereunder shall be in the English language.

H.	Severability. The invalidity or un-enforceability of any part of this Agreement, or the invalidity of its application to a specific situation or circumstance, shall not affect the validity of the remainder of this Agreement, or its application to other situations or circumstances. In addition, if a part of this Agreement becomes invalid, the Parties will endeavor in good faith to reach agreement on a replacement provision that will reflect, as nearly as possible, the intent of the original provision.

I.	Waiver. The waiver by any Party of any provision, condition, or requirement of this Agreement, shall not constitute a waiver of any subsequent obligation to comply with such provision, condition, or requirement.

J.	Dispute Resolution. All disputes arising out of or in connection with the present Agreement shall be fully and finally settled under the Rules of Arbitration of the International Chamber of Commerce by one or more arbitrators appointed in accordance with the said Rules. The Emergency Arbitrator Provisions shall not apply. The place and seat of arbitration and hearings shall be New York, USA. The arbitration shall be in English and the opinion shall be rendered in English. The arbitration award shall be final and binding by any Party in any court of competent jurisdiction, and shall waive any claim appeal whatsoever against it. The arbitrators will have no authority to award punitive damages or any other damages not measured by the prevailing Party’s actual damages, and may not, in any event, make any ruling, finding or award that does not conform to the terms and conditions of the Agreement. All statements made or materials produced in connection with this dispute resolution process and arbitration are confidential and will not be disclosed to any third party except as required by law or subpoena. The Parties intend that the dispute resolution process set forth in this Article will be their exclusive remedy for any dispute arising under or relating to this Agreement or its subject matter. Without inconsistency with this Article, either Party may at any time seeks from a court of competent jurisdiction any equitable, interim or provisional relief to avoid irreparable damage.

K.	Electronic Transactions.

(i) CFM may grant Customer access to and use of the [*****]. Customer agrees that such access and use shall be governed by the applicable [*****] Terms and Conditions, provided, however, that in the event of a

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conflict with the provisions of this Agreement, this Agreement shall govern. The access to the [*****] is subject to Customer undertaking to strictly respect the terms and conditions of the Exhibit D. Moreover, Customer acknowledges that the access to the [*****] of its designated users will be subject to the acceptance by each of them of these terms and conditions.

(ii) CFM may permit Customer to [*****]. The Parties agree that such [*****] a) constitute legally valid, binding agreements; b) have the same force and effect as [*****]; and c) are subject to the terms and conditions hereof.

(iii) CFM may permit Customer to access [*****] under the terms and conditions of this Agreement. Customer shall be responsible for contacting its Airworthiness Authority representative or the relevant local airworthiness authority for guidelines on the use of [*****].

(iv) Customer represents and warrants that any employee or representative who [*****] is authorized by Customer to do so and has obtained [*****]. CFM shall be entitled to rely on the validity of [*****] unless notified otherwise in writing by Customer.

L.	Counterparts. This Agreement may be signed by the Parties in separate counterparts, and any single counterpart or set of counterparts, when signed and delivered to the other Parties shall together constitute one and the same document and be an original Agreement for all purposes.

M.	General Rules of Agreement Interpretation. Article and paragraph headings contained in this Agreement are inserted for convenience of reference only and do not limit, affect or restrict in any way the meaning and the interpretation of this Agreement. Words used in the singular shall have a comparable meaning when used in the plural and vice versa, unless the contrary intention appears. Words such as “hereunder”, “hereof” and “herein” and other words beginning with “here” refer to the whole of this Agreement, including amendments. References to Articles, Sections, Paragraphs or Exhibits will refer to the specified Article, Section, Paragraph or Exhibit of this Agreement unless otherwise specified.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the day and the year first above written.

AZUL Linhas Aéreas Brasileiras S.A.	CFM INTERNATIONAL, INC.

Signature /s/ Amir Nasruddin	Signature /s/ J. Tonich

Printed Name Amir Nasruddin	Printed Name J. Tonich

Title Attorney in Fact	Title General Manager Commercial Operations

Date January 26, 2016	Date February 9th, 2016

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EXHIBIT A

EXHIBIT A: ENGINE WARRANTY PLAN

SECTION I - WARRANTIES

A.     New Engine Warranty

1.    CFM warrants each new Engine and Module against Failure for the initial [*****] Engine Flight Hours (“EFH”) as follows:

a.    Parts Credit Allowance will be granted for any Failed Parts.

b.    Labor Allowance for [*****] of any new Engine part will be granted for [*****].

c.    Such Parts Credit Allowance and Labor Allowance will be: [*****]

2.    As an alternative to the above allowances, CFM shall upon request of Customer:

a.    Arrange to have Failed Engines and Modules [*****].

B.     New Parts Warranty

In addition to the warranty granted for new Engines and Modules, CFM warrants Parts as follows:

1.    [*****] Parts Credit Allowance or Labor Allowance for repair labor for Failed Parts.

2.    CFM will grant [*****] Parts Credit Allowance for Scrapped Parts [*****] at the applicable hours designated in the applicable Engine Parts Table 1 set forth in Attachment I to this Exhibit A2.

3. CFM provides a warranty on CFM Controls and Accessories set forth in the applicable Table 2 set forth in Attachment II to Exhibit A2. CFM will grant [*****] Parts Credit Allowance for repair or replacement cost [*****].

C.     Ultimate Life Warranty

1.    CFM warrants Ultimate Life limits on the following Critical Parts:

•	[*****]

•	[*****]

•	[*****]

•	[*****]

•	[*****]

•	[*****]

•	[*****]

•	[*****]

•	[*****]

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•	[*****]

•	[*****]

•	[*****]

•	[*****]

•	[*****]

•	[*****]

2.    CFM will grant [*****] Parts Credit Allowance [*****] Engine Flight Cycles (“EFC”), [*****]. Credit will be granted only when [*****] imposed Ultimate Life Limitation of [*****]. Credit will not be granted under this Ultimate Life Warranty for [*****].

D.     Campaign Change Warranty

1. A campaign change will be declared by CFM when a new Part design introduction, Part modification, Part Inspection, or premature replacement of a Part, Engine or Module is required by a time compliance CFM Service Bulletin implementing or preventing the issuance of an Airworthiness Directive. CFM will grant the following Parts Credit Allowances:

[*****][*****]

[*****][*****]

2.    Labor Allowance - CFM will grant [*****] Labor Allowance for [*****] of CFM-supplied Engines, Modules or Parts therefor when such action is required to comply with a mandatory time compliance CFM Service Bulletin implementing or preventing the issuance of an Airworthiness Directive. A Labor Allowance will be granted by CFM for other CFM issued Service Bulletins if so specified in such Service Bulletins.

3. Life controlled rotating Parts which are set forth in the Ultimate Life Warranty and which are retired by Ultimate Life limits including Airworthiness Directive, are [*****] Campaign Change Warranty.

E.     Warranty Pass-On

If requested by Customer and consented to by CFM in writing, which consent will not be unreasonably withheld, CFM will permit assignment of the warranty support for Engines sold or leased by Customer to commercial Customer operators, or to other lessor leasing to commercial Customer operators. Such warranty support will be limited to Engines or Parts which were purchased under this Agreement or to initially installed Engines purchased by Customer from the Aircraft manufacturer and apply to the unexpired portion of the New Engine Warranty, New Parts Warranty, Ultimate Life Warranty, and Campaign Change Warranty (collectively, the “Engine Warranties”), and will require such operator(s) to agree in writing to be bound by and comply with all the terms and conditions, including the limitations, applicable to the Engine Warranties as set forth in this Agreement.

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F.    Supplier Warranty Back-Up

A.	Supplier Controls and Accessories provide a warranty on their products used on CFM Engines. This warranty applies to controls and accessories per Table 3 set forth in Attachment 3 to Exhibit A sold to CFM for delivery on installed or Spare Engines and controls and accessories sold by the Customer suppliers on a direct purchase basis. In the event the Supplier Controls and Accessories suffer a Failure during the Supplier’s warranty period, Customer will submit a claim directly to the Supplier in accordance with the terms and conditions of the Supplier’s warranty.

B.	For Controls and Accessories, in the event a Supplier fails to provide a warranty at least as favorable as the CFM Engine Warranty, or if provided, rejects a proper claim from Customer, CFM will intercede on behalf of Customer to resolve the claim with the supplier. In the event CFM is unable to resolve a proper claim with the supplier, CFM will honor a claim from Customer under the provisions and limitations of the CFM new Engine or new Part warranty. Settlements under Supplier Back-Up Warranty will exclude credits for Resultant Damage to or from controls and accessories procured directly by Customer from suppliers.

G.     Supplier Interface Warranty

Should any CFM control or accessory, for which CFM is responsible, develop a problem due to its environment or interface with other controls and accessories or with the Engine, Module or equipment supplied by the Aircraft manufacturer, CFM will be responsible for initiating corrective action. Whenever reasonably practicable, CFM will also approve and implement the required corrective action. If the supplier disclaims warranty responsibility for Parts requiring replacement, CFM will apply the provisions of its New Parts Warranty to such Part whether it was purchased originally from CFM or directly from the supplier.

THE WARRANTIES SET FORTH HEREIN ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, WHETHER WRITTEN, STATUTORY, ORAL, OR IMPLIED (INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY IMPLIED WARRANTY ARISING FROM COURSE OF DEALING, COURSE OF PERFORMANCE, OR USAGE OF TRADE).

SECTION II - GENERAL CONDITIONS

A.	Customer will maintain adequate operational and maintenance records and make these available for CFM Inspection.

B.	CFM will deny a claim under any of the Warranty provisions, and the Warranty provisions will not apply if it has been reasonably determined by CFM that such claim resulted from the subject Engine, Module or any Parts thereof:

•	[*****]

•	[*****]

•	[*****]

•	[*****]

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•	[*****]

•	[*****]

•	[*****]

•	[*****]

•	[*****]

C.	The express provisions herein set forth the maximum liability of CFM with respect to claims of any kind under this Exhibit A2, including, without limitation, negligence arising out of the manufacture, sale, servicing, possession, use or handling of the Products or Parts thereof or therefor, and in no case shall CFM’s liability to Customer exceed the purchase price (or in the absence of a purchase price, the fair market value) of the installed Engine, Product or service giving rise to Customer’s claim. In no event shall CFM be liable for incidental, special, punitive or consequential damages. For the purpose of this Section II, the term “CFM” shall be deemed to include CFM, GE, SNECMA, and CFM’s subsidiaries, assigns, subcontractors, suppliers, Product co-producers, and the respective directors, officers, employees, and agents of each. If Customers uses non- CFM Parts or non- CFM published repairs and such parts or repairs cause personal injury, death or property damage to third parties, Customer shall indemnify and hold harmless CFM from all claims and liabilities connected therewith. This indemnification shall survive termination of this Agreement.

D.	Customer shall advise CFM of any Failure within [*****] after the discovery of such Failure. Any Part for which a Parts Credit Allowance is requested by Customer shall be returned to CFM upon specific request by CFM and must be accompanied by sufficient information to identify the Part and the reason for its return. In such event, upon return to CFM, such Part shall become the property of CFM unless CFM directs otherwise. Transportation expenses shall be borne by [*****].

E.	The warranty applicable to a replacement Part provided under the terms of the New Engine Warranty or New Parts Warranty shall be the same as the warranty on the original Part. The unexpired portion of the applicable warranty will apply to Parts repaired under the terms of such warranty.

F.	Customer will cooperate with CFM in the development of Engine operating practices, repair procedures, and the like with the objective of improving Engine operating costs.

G.	If compensation becomes available to Customer under more than one warranty or other Engine program consideration, Customer will [*****].

H.	Any repair which is performed without the prior authorization of CFM will not be covered by the applicable warranty.

I.	Transportation to and from repair facilities shall be paid by [*****], unless the warranty claim is not the sole cause of the shipment.

J.	Except as provided in the Warranty Pass-On provisions in sub-section A, of Section II hereof, the provisions of Exhibit B apply only to the original owner of the Engines, whether such Engines are procured from CFM as a new Spare Engine or supplied by the Aircraft manufacturer installed on a new Aircraft.

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ATTACHMENT I to Exhibit A

TABLE 1 - LEAP-1A/WARRANTY PARTS LIST*

[*****]

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GENERAL TERMS AGREEMENT NO. CFM-1-4207092154

[*****]

*	Warranty Parts List may change as Engine program evolves

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ATTACHMENT II to Exhibit A

TABLE 2 - LEAP-1A CFM Controls and Accessories*

[*****]

*	Parts list may change as Engine program evolves

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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ATTACHMENT III to Exhibit A

TABLE 3 - LEAP-1A Supplier Controls and Accessories*

[*****]

*	Parts list may change as Engine program evolves

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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EXHIBIT B

EXHIBIT B: ENGINE PRODUCT SUPPORT PLAN

SECTION I - SPARE PARTS PROVISIONING

A.	Provisioning Data

In connection with Customer’s initial provisioning of spare Parts, CFM shall furnish Customer with data in accordance with ATA Specification 2200 using a revision mutually agreed to in writing by CFM and Customer.

B.	Return Of Parts

Customer shall have the right to return to CFM, at [*****] expense, any new or unused Part which has been shipped in excess of the quantity ordered (except as adjusted per standard CFM unit pack quantity) or which is not the part number ordered or which is in a discrepant condition except for damage in transit.

If Customer orders a part not applicable to Customer Engine configuration, the Parties will work in good faith to rectify the issue.

C.	Parts Buy-Back

Within the [*****] after delivery of the [*****] aircraft to Customer, CFM will agree (i) to repurchase at the invoiced price, any initially provisioned spare Parts purchased from CFM that CFM recommended that Customer purchase, in the event Customer finds such Parts to be surplus or, subject to conditions below, obsolete to Customer’s needs; or (ii) to exchange with Customer the equivalent value thereof in Spare Parts credits. Such Parts must be new and unused, in original CFM packaging, and shall meet CFM Inspection requirements. Parts that become surplus or obsolete to Customer’s needs by reason of Customer’s decision to upgrade (not implementing a corrective action) or dispose of Products are excluded from this provision. Customer will deliver such Parts [*****], to [*****], and [*****] for the returned Parts.

D.	Parts of Modified Design

1.	CFM shall have the right to make modifications to design or changes in the spare Parts sold to Customer hereunder.

2.	CFM will from time to time inform Customer in accordance with the means set forth in ATA Specification 2200, when such spare Parts of modified design become available for shipment hereunder.

3.	Spare Parts of the modified design will be supplied unless Customer advises CFM in writing of its contrary desire within [*****] of the issuance of the Service Bulletin specifying the change to the modified Parts. In such event, Customer may negotiate for the continued supply of spare Parts of the pre-modified design at a rate of delivery and price to be agreed upon.

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E.	Spare Parts Availability

1.	CFM will maintain a stock of spare Parts to cover Customer’s emergency needs. For purposes of this Paragraph, emergency is understood by CFM and Customer to mean the occurrence of any one of the following conditions:

[*****]

2.	Customer will order spare Parts according to lead-time but should Customer’s spare Parts requirements arise as a result of an emergency, Customer can draw such spare Parts from CFM’s stock. Additional expedite fees may apply if CFM demonstrates clear and continued misuse of inside-of-lead time shipping by Customer. A 24-hour Customer Response Center is available to Customer for this purpose. If an emergency does exist, CFM will use its best efforts to ship required spare Part(s) within the time period set forth below following receipt of an acceptable purchase order from Customer:

[*****]

3.	Customer shall provide CFM with spare Parts provisioning forecasts, updated at least [*****], specifying projected requirements to cover at least the following [*****] period. Customer agrees to promptly notify CFM in the event the Customer will not achieve such projected requirements. If Customer does not supply such forecast provisioning, then CFM may modify the spare Part lead-time currently defined in the Spare Parts Catalog.

SECTION II - TECHNICAL PUBLICATIONS AND DATA

If Customer purchases used Aircraft/leases Aircraft, and upon Customer’s written request, CFM shall provide Customer with a quotation for the electronic technical manuals, including revisions thereof, as applicable for Engine model. Notwithstanding the preceding sentence, CFM agrees to advance [*****] to Azul any technical publications and revisions to the delivery of the [*****] Leased Aircraft covered in the letter agreement).

If Customer purchases new Aircraft equipped with Engines, CFM will furnish to Customer, [*****], technical manuals, including revisions thereof, to Customer in quantities as mutually agreed. Technical manuals shall be furnished by CFM to Customer in mutually agreed upon quantities. All technical manuals provided by CFM shall be in the English language and in accordance with mutually agreed upon provisions of the ATA 2200 Specification.

SECTION III - TECHNICAL TRAINING

A.     Introduction

CFM shall make technical training available to Customer, at [*****]. Details on scope, quantity, materials, and planning shall be as mutually agreed.

If Customer has acquired used Aircraft or has leased Aircraft, and upon Customer’s written request, CFM will provide a quotation for [*****] training.

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B.     Scope

If Customer purchases new Aircraft equipped with Engines, the training furnished under this Agreement shall be as follows:

•	[*****].

•	[*****]

•	[*****]

[*****]

The Customer Support Manager, in conjunction with appropriate CFM Training representatives, will be available to conduct a review session with Customer to schedule required training. To assure training availability, such review shall be conducted [*****] prior to the delivery date of the [*****] Aircraft.

C.     Training Location

Unless arranged otherwise with CFM concurrence, training shall be provided by CFM in English at one or more of the [*****].

If an alternate site is desired, CFM will furnish a quotation with following minimum conditions that must be met in order to deliver “equivalent” training at the alternate site.

1.	[*****]

2.	[*****]

3.	[*****]

D.     Customer Responsibility

During [*****] training at any of the [*****], [*****] shall be responsible for [*****] typical expenses such as:

•	[*****]

•	[*****]

•	[*****]

•	[*****]

•	[*****]

Customer will be responsible for [*****] costs of [*****].

SECTION IV - CUSTOMER SUPPORT AND SERVICE

A.	Customer Support Manager

CFM shall make available to Customer, a [*****].

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B.	Field Support

CFM shall make available to Customer on an [*****] basis, [*****] CFM will provide the level of representation required to ensure that CFM is able to expeditiously and accurately deliver Data that is required to resolve technical issues.

CFM will also assist [*****]. Throughout the operation of these Engines, the Customer Support Center (“CSC”) and the Customer Web Center (“CWC”) will augment support at [*****] to Customer.

C.	Fees for Customer Support Manager & Field Services Representative

For Customers who purchase new Aircraft, Customer Support and Field Service [*****].

SECTION V - ENGINEERING SUPPORT

A.	CFM shall make Product engineering support available on a [*****] basis to Customer, for typical power plant issues:

i.	Engine(s) Shop Manual Clarifications via the CSC

ii.	Technical Inquiry Support via the CSC,

iii.	Special Engineering Investigation with mutual workscope agreement

B.	For Customers who purchase new Aircraft, [*****].

SECTION VI - PERFORMANCE TREND MONITORING

CFM will also provide the standard diagnostics services set forth in Exhibit E.

SECTION VII - GENERAL CONDITIONS - PRODUCT SUPPORT PLAN

A.	All support provided by CFM above, is provided to Customer exclusively for the line maintenance and aircraft operations (at the exclusion of any maintenance other than line maintenance) by Customer of Customer’s Products provided that such Products are operated in the original Engine configuration, or in an Engine configuration that has been modified in accordance with CFM Engine shop manual. The support and Data provided herein may not be utilized for any other purpose, or assigned or otherwise transferred to any third party, without the written consent of CFM, which consent may be exercised by CFM in its sole discretion. Technical Data and associated support may be provided to Customer for the maintenance and overhaul of Customer’s Engines and Products through a separate license agreement.

B.	Customer will maintain adequate operational and maintenance records and make these available for CFM inspection.

C.	This Product Support Plan is subject to the provisions the Article titled “Limitation of Liability” of the Agreement to which this Exhibit B is attached.

D.	Customer will cooperate with CFM in the development of Engine operating practices, repair procedures, and the like with the objective of improving Engine operating costs.

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E.	Except as provided in the Warranty Pass-On provisions in Paragraph E of Exhibit A of the Agreement to which this Exhibit B is attached, this Product Support Plan applies only to the original purchaser of the Engine except that installed Engines supplied to Customer through the aircraft manufacturer shall be considered as original Customer purchases covered by this Product Support Plan.

G.	Customer hereby acknowledges that new Engines purchased by Customer or installed in Aircraft purchased by Customer shall be enrolled in CFM’s TRUEngine™ program, [*****].

iv.	The TRUEngine™ designation identifies maintained in accordance with CFM recommendations. New Engines meet the criteria to qualify for TRUEngine™ designation.

v.	The TRUEngine™ designation is granted on an individual engine basis (ESN). The TRUEngine™ designation remains in effect until the next shop visit. In order to continue engine designation, engine records must be provided to CFM to verify engine content and ensure overhaul practices follow CFM-issued recommendations. Contact your CFM representative for more details

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EXHIBIT C

EXHIBIT C: PAYMENT TERMS

A.	Customer shall make payment in United States Dollars and in immediately available funds. Payment will be effective upon receipt thereof.

•	For Spare Engines, Shipping Stand and Modules:

•	[*****].

•	[*****].

•	Solely for administrative purposes (including shipping, export and taxation requirements), Customer shall have the right to place, and CFM shall have the right to require, a purchase order reflecting the Customer commitment to purchase a Spare Engine or Module as contained in the applicable Letter Agreement. For avoidance of doubt, placement of such purchase order shall not affect the payment obligation of Customer specified above, or the shipment obligation of CFM as set forth in the applicable Letter Agreement.

•	For special tools and test equipment, following receipt of invoice from CFM, payment of the selling price shall be made [*****].

•	For spare Parts including Expendable Parts, following receipt of invoice from CFM, payment shall be made [*****].

•	For Engine Thrust Upgrade, payment shall be made [*****].

B.	All invoicing and payments (including payment details) hereunder shall be transmitted electronically to CFM’s bank account as notified by CFM on its invoices.

C.	If delivery hereunder is delayed by Customer, payment shall be made [*****].

D.	Following discussion and Customer notification in writing, CFM may establish different payment terms in the event Customer consistently fails to make payment according to the terms set forth above. CFM may establish different payment terms based upon such matters as the value of the order, delivery requirements, availability of foreign exchange, financial environment, Customer then existing financial situation according to the terms here above set forth. In such event, CFM will establish payment terms to meet these requirements.

E.	In the event that the Customer has a bona fide dispute regarding any part or amount contained within an invoice, Customer shall within [*****] of receipt of the invoice give written notice to CFM of that portion of the invoice in dispute, with their substantiated reasons, together with any supporting documentation. CFM and Customer shall use their respective best endeavors and allocate sufficient resources to settle any part of an invoice disputed by Customer within [*****] or as soon as possible thereafter. Should the Parties fail to reach resolution of any disputed invoice within such period, the disputed invoice shall be resolved by designating senior managers to resolve the dispute in accordance with Article 16, Paragraph J. On resolution of the dispute, CFM shall credit Customer or Customer shall pay to CFM, as applicable, the disputed portion of the invoice within [*****].

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Customer shall be required to pay the undisputed portion of any invoice in accordance with the payment terms set forth above. Provided that Customer complies with these requirements, no late payment charges, as set forth in paragraph F below, shall be levied on the disputed amount, for the time that such amount is disputed by the Parties.

F.	If Customer fails to make any of the foregoing payments when due following receipt of invoice from CFM, Customer will also pay to CFM, without prejudice to any other rights available to CFM under this Agreement, interest on any late payment, calculated from the payment due date to the date of actual remittance. Interest will be computed at [*****], but in no event will the rate of interest be greater than the highest rate then permitted under applicable law. Interest will cover the whole period of delayed payment.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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EXHIBIT D

EXHIBIT D: CONDITIONS OF ACCESS AND USE OF THE CFM CUSTOMER WEB CENTER

In consideration for being given a limited access to the CFM CWC, Customer hereby accepts to comply and respect the following terms and conditions of access and use of the CFM CWC:

1.	The access and use rights of the CWC, hereby provided to the Customer, are limited to the rights granted, by CFM to the Customer, under the Agreement and are exclusively applicable for the CFM configurations. However, at the expiration date of the Agreement, the Customer undertakes not to use the CWC and its Information (hereafter defined) any more.

2.	The Customer hereby acknowledges an obligation to comply with the restrictions on access, use and transmittal of information, data, patent and software (which includes, but is not limited to, information, data, patent and software which is proprietary to CFM), set forth herein and/or in the Agreement between CFM and the Customer. As used herein, “Information” includes information, data, inventions and software which reside on the CWC.

3.	The Customer acknowledges an obligation to comply with all laws and regulations relating to the export of technical data which may apply to the Information on the CWC. The Customer further acknowledges that failure to comply with the laws and regulations applicable to the Information may trigger civil and criminal claims and proceedings.

4.	The Customer shall designate in writing one of its employees who will become administrator of the access and use of the CWC for the Customer. Once CFM consent obtained, such administrator shall be responsible to manage, administrate and control the access and use rights to the CWC of the Customer’s users. The Customer remains shall ensure that all information and privacy data provided by its administrator and users shall be correct and complete.

When a Customer’s CWC administrator ceases to be an employee of the Customer or ceases to assume the function of CWC administrator for the Customer, the Customer shall immediately inform CFM by writing in order to revoke the rights of such administrator.

In case of any change concerning the users, the administrator shall immediately inform in writing CFM. In particular, the administrator shall immediately inform and request CFM to revoke the access rights for each user who ceases to be employees of the Customer.

CFM reserves the right, at its own discretion, to terminate or suspend at any moment each administrator’ or users’ access and/or to restrict at any moment the access conditions of each administrator or user.

The Customer shall ensure that, its administrator and users proceeds with a high level of care, confidentiality and protection.

Furthermore, the Customer hereby agrees and acknowledges that it would remain responsible for its administrator, users and employees, for the CWC access and use.

5.	The Customer acknowledges and accepts that CFM may audit, at any moment the Customer’s administrator action and the Customer user’s access. The Customer undertakes to cooperate with CFM during such audits, and to obtain the same from its employees. Moreover, the Customer undertakes that its administrator shall promptly provide the name and position of Customer’s administrator and users upon CFM first request.

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6.	The Information of the CWC, whether or not marked as proprietary, to which the Customer and/or its employees will be given access, including third party proprietary information and Information which the Customer may generate, is Information which CFM maintains in confidence and therefore is proprietary to CFM.

In this regard, it is the Customer’s obligation to (a) access only to the CWC’s files authorized to her in accordance with the Agreement and use the CWC Information only to perform its obligations, (b) not use, publish, or otherwise disclose, either during or subsequent to the Customer’s authorized access, any Information belonging to CFM, including any Proprietary Information or any Information of others which CFM is obligated to maintain in confidence, (c) upon completion of such assignment, promptly deliver to CFM all computer software and media provided by CFM or obtained from CFM’s CWC, (d) refrain from circumventing or attempting to circumvent CWC security or any CFM computer security, (e) not use, publish, or otherwise disclose any information regarding the structure, formal, contents or use of the CWC.

7.	Finally, notwithstanding any other rights and recourses available to CFM, the Customer acknowledges that any failure from itself and/or its employees to comply with any and/or all of its obligations under the present agreement may result in the revocation of any and/or all its access and use rights of the CWC at CFM’s convenience.

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EXHIBIT E

EXHIBIT E: STANDARD DIAGNOSTICS SERVICES

1.	DIAGNOSTICS SERVICE ELEMENTS

Diagnostics Services. CFM shall provide the following services (hereinafter “SD Services”) to Customer in support of the Engines with [*****] to the Customer:

1.	Base SD Services Elements.

a)	[*****]

b)	[*****]

c)	[*****]

d)	[*****]

2.	CFM will identify an SD Service integration team leader to provide [*****] necessary to assist the Customer in meeting Customer obligations specified in Article 2.

3.	As a part of the above SD Services, CFM shall review only the data and messages delivered by Customer in accordance with Section 2 needed to perform the SD Services.

4.	CFM and Customer agree that any information provided to Customer by CFM for use in trending, performance analysis, troubleshooting, and managing operations are advisory only.

It is a fundamental principle of the SD Services that CFM is not responsible for line or other maintenance actions resulting from such advice. CFM will use commercially reasonable efforts to identify and notify Customer of Engine and Aircraft fault data. It remains the responsibility of Customer to conclusively identify and resolve any Aircraft or Engine faults or adverse trends, and make all maintenance decisions affecting Customer Aircraft.

2.	CUSTOMER’S RESPONSIBILITY UNDER THE DIAGNOSTICS PROGRAM

A) Customer (or Customer’s operator by delegation of this responsibility) shall:

1.	Provide CFM all information and records requested by CFM that are reasonably necessary for CFM to establish and provide the SD Service (including, but not limited to, avionics specifications, aircraft/engine maintenance history, engine configuration information, etc.). To the extent that such information and records are not owned by Customer, Customer represents and warrants that it has full authorization to disclose such information and records to CFM and that CFM has the right to use such information and records for all of the purposes that they are provided to CFM by Customer, including fulfilling CFM’s obligations under this SD Service Agreement.

2.	Make available to CFM data used in the monitoring and diagnostics of Engines eligible for coverage. Customer will authorize Customer’s air-to-ground service provider to forward the data directly to the CFM SITA/ARINC address ILNGE7X or PARJBXH. If air-to-ground equipment is not available, CFM will work with the Customer to establish means such that the data is provided with minimal manual intervention.

[*****] Confidential material redacted and filed separately with the Securities and Exchange Commission.

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3.	Access the SD Service via the CWC. A web browser, an internet service provider and a user id/password (supplied by CFM) is required. Such access shall be subject to the then-current CFM Extranet Terms and Condition as provided on the CFM Extranet site.

4.	Identify and resolve any aircraft or Spare/installed Engine faults or adverse trends, whether or not such faults or adverse trends were communicated to the Customer by CFM.

5.	Make all decisions in regard to maintaining aircraft and Engines and carry out any required remediation to such aircraft or Engines.

6.	It remains the sole responsibility of Customer to conclusively identify and resolve aircraft and Engine faults or adverse trends and make all maintenance decisions affecting Customer aircraft. Notwithstanding any other provision, regarding the SD Services only, the Customer waives all rights of recourse against CFM and agrees to indemnify, defend and hold harmless CFM including contractors, sub-contractors, employees, agents and anyone acting on their behalf (hereinafter referred to collectively as the “Indemnitees” and individually as the “Indemnitee”) from and against any and all liabilities, claims, damages, losses (including costs and attorney’s fees), and judgments (whether in contract, tort, negligence of any kind, including strict liability, or otherwise) which may be suffered by, accrued against, be charged to, or recoverable from the Indemnitees or any Indemnitee by reason of loss or damage to or loss of use of any property (including intellectual property and proprietary information) of the Customer and/or any third party, and/or by reason of the use and/or provision of the SD Services, except to the extent that such loss, damage, bodily injury or death is due to the gross negligence or willful misconduct of CFM.

B)	Customer acknowledges that the SD Services performed hereunder may be conducted by CFM affiliates and that there is no prohibition on CFM’s export of Customer data for such purposes.

3.	WARRANTY

A)	CFM warrants to Customer that technical information and/or data furnished pursuant to the SD Services shall conform, as of the time and date of delivery, to the information provided by Customer and used by CFM. If any technical information and/or data furnished by CFM hereunder does not meet this requirement and Customer so notifies CFM within the time of performance hereunder, CFM shall correct the discrepancy, at its cost, by providing corrected data. The above limited warranty does not extend to data received but not reviewed by CFM.

B)	It is understood that any information provided to Customer by CFM for use in trending, performance analysis, troubleshooting, and managing operations is advisory only. Information contained in or generated by the SD Service represents an estimate based upon generally available fleet data or variable data furnished by Customer.

THE FOREGOING SD SERVICES DIAGNOSTICS SERVICE WARRANTY IS EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, WHETHER WRITTEN, ORAL, EXPRESSED, IMPLIED OR STATUTORY (INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR PARTICULAR PURPOSE).

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4.	ASSIGNMENT

Customer shall be permitted with CFM’s consent (not to be unreasonably withheld) to authorize a third party service provider to have access to CFM’s SD Diagnostics Service application on CWC for the sole purpose of managing the use of the diagnostics system with regard to Customer’s Engines on behalf of Customer, provided that, Customer and the third party service provider execute a Notice of Authorization and Agreement in a form to be provided by CFM upon Customer’s request, providing (1) written notice to CFM of such authorization, and (2) the third party service provider’s agreement in writing to accept the terms and conditions of this Agreement as if the third party service provider was the Customer hereunder. System access by a third party service provider pursuant to such authorization shall be limited to the features of entering new flight data, entering engine changes, and creating trend plots of performance parameters. Furthermore, data available for plotting shall be limited to the typical engine health monitoring parameters (exhaust gas temperature, fuel flow, core speed, fan and core vibrations and oil temperature and pressure). In no event shall such third parties have access to other features of the system, including without limitation, real-time viewing, root-cause analysis, customized reporting or alarm configurations. In no event shall any such authorization by Customer and agreement by the third party service provider increase, duplicate or expand CFM’s obligations, liability or any available remedies hereunder.

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